Financing Arrangements	12 Months Ended
Sep. 30, 2019
Debt Disclosure [Abstract]
Financing Arrangements
Note 13 — Financing Arrangements
In December 2011, the Company entered into a $500,000 five-year revolving credit facility with a syndicate of banks. In December 2014 and in December 2017, the credit facility was amended and restated to, among other things, extend the maturity date of the facility to December 2019 and December 2022, respectively. The credit facility is available for general corporate purposes, including acquisitions and repurchases of ordinary shares that the Company may consider from time to time. The interest rate for borrowings under the revolving credit facility is chosen at the Company’s option from several pre-defined
alternatives, depends on the circumstances of any advance and is based in part on the Company’s credit ratings. In March 2017, the Company borrowed an aggregate of $200,000 under the facility and repaid it in April 2017. In March 2018, the Company borrowed an aggregate of $120,000 under the facility and repaid it in April 2018. As of September 30, 2019, the Company was in compliance with the financial covenants under the revolving credit facility and had no outstanding borrowings under this facility.
As of September 30, 2019, the Company had additional uncommitted lines of credit available for general corporate and other specific purposes and had outstanding letters of credit and bank guarantees from various banks totaling $91,291. These were supported by a combination of the uncommitted lines of credit that the Company maintains with various banks.